UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8 – K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2006

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

111 North Wall Street, Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
S I G N A T U R E
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry into a Material Definitive Agreement.
     On September 17, 2006, Sterling Financial Corporation, a Washington corporation (“Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Northern Empire Bancshares, a California corporation (“Northern Empire”). Under the terms of the Merger Agreement, Northern Empire will be merged with and into Sterling, with Sterling being the surviving corporation in the merger. The Merger Agreement also provides that Sterling may elect to merge Northern Empire’s financial institution subsidiary, Sonoma National Bank, with and into Sterling’s financial institution subsidiary, Sterling Savings Bank, with Sterling Savings Bank being the surviving institution.
     Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, each share of Northern Empire common stock will be converted into 0.8050 shares of Sterling common stock and $2.71 in cash, subject to certain conditions. Based upon the closing price for Sterling’s common stock on September 15, 2006 of $33.04 per share, the consideration is equivalent to $29.31 per share of Northern Empire common stock. Outstanding options to purchase shares of Northern Empire common stock will be assumed and converted into options to purchase Sterling common stock. The transaction, which is valued at approximately $335 million, is expected to close in the second quarter of 2007, pending Sterling and Northern Empire shareholder and regulatory approval, and satisfaction of other customary closing conditions. The parties have agreed to pay termination fees in the event the Merger Agreement is terminated under certain conditions. All of the directors and certain officers of Northern Empire have entered into voting agreements pursuant to which they have agreed to vote their shares in favor of the transaction.
     A copy of the Merger Agreement is included as Exhibit 2.1 to this report.
     Additional Information And Where To Find It
     Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Sterling and Northern Empire expect to mail a proxy statement/prospectus to their respective security holders, containing information about the transaction. Investors and security holders of Sterling and Northern Empire are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Northern Empire and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling, may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
     Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 24, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of

Sterling and Northern Empire in the merger will be set forth in Northern Empire’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
Item 7.01 Regulation FD Disclosure.
     A copy of the joint press release issued by Sterling and Northern Empire on September 18, 2006 announcing the signing of the merger agreement is included as Exhibit 99.1 to this report. A slide presentation that Sterling is presenting to investors on September 18, 2006 is included as Exhibit 99.2 to this report. A memo that Sterling sent to its employees on September 18, 2006 is included as Exhibit 99.3 to this report. Materials that Sterling is providing to Northern Empire employees on September 18, 2006 are included as Exhibit 99.4 to this report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
2.1	Agreement and Plan of Merger by and between Sterling Financial Corporation and Northern Empire Bancshares dated as of September 17, 2006.*

99.1	Joint Press Release dated September 18, 2006.

99.2	Slide presentation of Sterling dated September 18, 2006.

99.3	Memo from Sterling to its employees dated September 18, 2006.

99.4	Materials provided by Sterling to Northern Empire employees on September 18, 2006.
     * The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. Registrant agrees to furnish copies of such schedules to the Commission upon request.
* * *
     This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and Northern Empire, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s or Northern Empire’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Northern Empire and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Northern Empire may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Sterling or Northern Empire may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Northern Empire’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and Northern Empire’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov.
     Sterling cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or any person acting on Sterling’s behalf are expressly qualified in their entirety by the cautionary statements above. Sterling does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

September 18, 2006	By:	/s/ Daniel G. Byrne

Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Sterling Financial Corporation and Northern Empire Bancshares dated as of September 17, 2006.*
99.1	Joint Press Release dated September 18, 2006.
99.2	Slide presentation of Sterling dated September 18, 2006.
99.3	Memo from Sterling to its employees dated September 18, 2006.
99.4	Materials provided by Sterling to Northern Empire employees on September 18, 2006.
     * The Agreement and Plan of Merger filed as Exhibit 2.1 to this report does not include schedules that are part of the Agreement and Plan of Merger. The omitted schedules are identified in the Agreement and Plan of Merger. Registrant agrees to furnish copies of such schedules to the Commission upon request.